Exhibit 4.23

FIFTH SUPPLEMENTAL SENIOR INDENTURE

AMONG

DEUTSCHE BANK AKTIENGESELLSCHAFT

Issuer

AND

DELAWARE TRUST COMPANY
Trustee

AND

DEUTSCHE BANK TRUST COMPANY AMERICAS,

Paying Agent, Authenticating Agent, Issuing Agent and Registrar

Dated as of July 21, 2018

SUPPLEMENTAL TO SENIOR INDENTURE

DATED AS OF NOVEMBER 22, 2006

THIS FIFTH SUPPLEMENTAL SENIOR INDENTURE, dated as of July 21, 2018, among DEUTSCHE BANK AKTIENGESELLSCHAFT (the “Issuer”), DELAWARE TRUST COMPANY, as trustee (the “Trustee”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar.

W I T N E S S E T H :

WHEREAS, the Issuer and the Trustee are parties to that certain Senior Indenture, dated as of November 22, 2006, as supplemented by the First Supplemental Senior Indenture, dated as of March 7, 2014, the Second Supplemental Senior Indenture, dated as of January 1, 2015, the Third Supplemental Senior Indenture, dated as of January 1, 2016 (the “Third Supplemental Senior Indenture”), and the Fourth Supplemental Senior Indenture, dated as of March 15, 2016, each among the Issuer, the Trustee and Deutsche Bank Trust Company Americas (the “Indenture”);

WHEREAS, Section 8.01(d) of the Indenture provides that, without the consent of the Holders of any Securities, the Issuer and the Trustee may enter into indentures supplemental to the Indenture for the purpose of, among other things, making any provisions as the Issuer may deem necessary or desirable; provided that no such action shall adversely affect the interests of the Holders of the Securities or Coupons;

WHEREAS, there are no Securities Outstanding of any series created prior to the execution of this Fifth Supplemental Senior Indenture which are entitled to the benefit of the provisions set forth herein or would be adversely affected by such provisions;

WHEREAS, the Issuer desires and the Trustee has agreed to amend Section 2.03 of the Indenture with respect to the Securities to be issued under the Indenture on or after the date of this Fifth Supplemental Senior Indenture;

WHEREAS, the Issuer desires and the Trustee has agreed to amend Section 4.03 of the Third Supplemental Senior Indenture with respect to the Securities to be issued under the Indenture on or after the date of this Fifth Supplemental Senior Indenture;

WHEREAS, the Issuer desires to amend the Indenture to provide that certain Securities to be issued under the Indenture on or after the date of this Fifth Supplemental Senior Indenture may include provisions permitting substitution of the office through which the Issuer is acting for all purposes under such Securities;

WHEREAS, Section 8.01(e) of the Indenture provides that, without the consent of the Holders of any Securities, the Issuer and the Trustee may enter into

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indentures supplemental to the Indenture for the purpose of, among other things, establishing the forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.01 and 2.03 of the Indenture;

WHEREAS, the Issuer desires to establish additional forms of Securities for the Global Notes, Series A to be issued under the Indenture on or after the date of this Fifth Supplemental Senior Indenture pursuant to Sections 2.01 and 2.03 of the Indenture, unless any such Security is a further issuance of Securities with the same terms as Securities originally issued prior to the date of this Fifth Supplemental Senior Indenture;

WHEREAS, the entry into this Fifth Supplemental Senior Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture; and

WHEREAS, all things necessary to make this Fifth Supplemental Senior Indenture a valid indenture and agreement according to its terms have been done;

NOW, THEREFORE:

In consideration of the premises, the Issuer and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:

Article 1
Forms of Securities

Section 1.01. Forms of Securities. As applied to the Securities to be issued under the Indenture on or after the date of this Fifth Supplemental Senior Indenture, the forms of Securities for the Global Notes, Series A shall be substantially in the forms of Schedule I, Schedule II or Schedule III to this Fifth Supplemental Senior Indenture, unless any such Security is a further issuance of Securities with the same terms as Securities originally issued prior to the date of this Fifth Supplemental Senior Indenture (for which the form of Securities shall be the form which is applicable to the original issuance), and as may be determined from time to time pursuant to Officers’ Certificates pursuant to Section 2.03 of the Indenture.

Article 2
Amendments to the Indenture

Section 2.01. Amendment to Section 2.03 of the Indenture. With respect to the Securities to be issued under the Indenture on or after the date of this Fifth Supplemental Senior Indenture, unless any such Security is a further issuance of

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Securities with the same terms as Securities originally issued prior to the date of this Fifth Supplemental Senior Indenture, the first sentence of the second paragraph of Section 2.03 of the Indenture, which reads as follows, shall be deleted in its entirety:

“The Securities may be issued in one or more series and each such series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Issuer, subject to any statutory priority regime of the jurisdiction of the Issuer’s incorporation (or, in the case of Securities issued by the Issuer through a branch, of the jurisdiction where the branch is established) that provides certain claims will be satisfied first in a resolution or German insolvency proceeding with respect to the Issuer.”

and the following shall be inserted as a new paragraph immediately preceding such second paragraph of Section 2.03:

“The Securities may be issued in one or more series. The obligations under the Securities constitute unsecured and unsubordinated obligations of the Issuer ranking pari passu among themselves and with all other unsecured and unsubordinated obligations of the Issuer, subject, however, to statutory priorities conferred on certain unsecured and unsubordinated obligations in the event of any Resolution Measures imposed on the Issuer or in the event of the dissolution, liquidation, insolvency or composition of the Issuer, or if other proceedings are opened for the avoidance of the insolvency of, or against, the Issuer; and pursuant to Section 46f(5) of the German Banking Act (Kreditwesengesetz), the obligations under the Securities rank in priority to the Issuer’s obligations under any of its debt instruments (Schuldtitel) within the meaning of Section 46f(6) sentence 1 of the German Banking Act (including the obligations under any such debt instruments that were issued by the Issuer before July 21, 2018 and that are subject to Section 46f(9) of the German Banking Act) or any successor provision.”

Section 2.02. Amendment to Section 4.03 of the Third Supplemental Senior Indenture. With respect to the Securities to be issued under the Indenture on or after the date of this Fifth Supplemental Senior Indenture, unless any such Security is a further issuance of Securities with the same terms as Securities originally issued prior to the date of this Fifth Supplemental Senior Indenture, subparagraph (a)(ii) of the second paragraph of Section 4.03 of the Third Supplemental Senior Indenture, which reads as follows:

“convert the Securities into ordinary shares of (i) the Issuer or (ii) any group entity or (iii) any bridge bank or other instruments of ownership of such entities qualifying as common equity tier one capital; and/or”

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shall be amended such that subparagraph (a)(ii), as amended, reads as follows:

“convert the Securities into ordinary shares of (i) the Issuer or (ii) any group entity or (iii) any bridge bank or other instruments of ownership of such entities qualifying as common equity tier one capital (and issue to or confer on the Holders (including the Beneficial Owners) such ordinary shares or instruments); and/or”

Article 3
Substitution

Section 3.01. Addition of Certain Terms Defined. With respect to the Securities to be issued under the Indenture on or after the date of this Fifth Supplemental Senior Indenture, Section 1.01 of the Indenture is amended to include the following definition (which shall be deemed to arise in Section 1.01 in its proper alphabetical order):

“Office” means the Issuer’s head office or one of the Issuer’s branch offices.

Section 3.02. Office Substitution. The Issuer may issue one or more series of Securities on or after the date of this Fifth Supplemental Senior Indenture that permit the Issuer at any time, without the consent of the Holders or the Trustee, to designate another Office of the Issuer as substitute for the Office through which the Issuer has acted to issue the Securities of such series with the same effect as if such substitute Office had been originally named as the Office through which the Issuer had acted to issue the Securities of such series for all purposes under the Indenture and the Securities of such series. In order to give effect to such substitution, the Issuer shall give notice of such substitution to the Trustee and the Holders of the Securities of such series. With effect from the substitution date, such substitute Office shall, without any amendment of the Securities of such series or entry into any supplemental indenture, assume all of the obligations of the originally-named Office as principal obligor under the Securities of such series.

Article 4
Miscellaneous Provisions

Section 4.01. Further Assurances. The Issuer will, upon request by the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this Fifth Supplemental Senior Indenture.

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Section 4.02. Other Terms of Indenture. Except insofar as herein otherwise expressly provided, all provisions, terms and conditions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

Section 4.03. Terms Defined. All terms defined elsewhere in the Indenture shall have the same meanings when used herein.

Section 4.04. Governing Law. This Fifth Supplemental Senior Indenture shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

Section 4.05. Counterparts. This Fifth Supplemental Senior Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

Section 4.06. Responsibility of the Trustee. The recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Fifth Supplemental Senior Indenture or the Securities.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Senior Indenture to be duly executed, all as of the date first written above.

DEUTSCHE BANK AKTIENGESELLSCHAFT

By:	/s/ Jonathan Blake
	Name:	Jonathan Blake
	Title:	Managing Director

By:	/s/ Marco Zimmerman
	Name:	Marco Zimmerman
	Title:	Managing Director

DELAWARE TRUST COMPANY

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar

By:	/s/ Chris Niesz
	Name:	Chris Niesz
	Title:	Vice President

By:	/s/ Debra A. Schwalb
	Name:	Debra A. Schwalb
	Title:	Vice President

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Schedule I

DEUTSCHE BANK AG

[Insert branch office through which the Note is issued, if applicable]

[FORM OF FACE OF DEBT SECURITY]

FIXED RATE SENIOR REGISTERED NOTE

REGISTERED	CUSIP:
No. FXR	[PRINCIPAL AMOUNT]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

GLOBAL NOTES, SERIES A

Fixed Rate Senior Registered Note

Original Issue Date	[ ]
Maturity Date	[ ]
Specified Currency	[ ]
If Specified Currency Other Than U.S. Dollars, Option to Elect Payment in U.S. Dollars	[ ]
Principal Amount	[ ]
Aggregate Principal Amount	[ ]
Minimum Denominations	[ ]
Interest Rate	[ ]
Interest Payment Date(s)	[ ]
Interest Period(s)	[ ]
Interest Accrual Date	[ ]
Resolution Measures Provisions	This Note will be subject to the Resolution Measures provisions provided in the Senior Indenture and on the reverse hereof
Office Substitution [Applicable]	[Applicable]
Currency Early Redemption	[ ]
Initial Redemption Date	[ ]
Redemption Dates	[ ]
Redemption Notice Period	[ ]
Initial Redemption Percentage	[ ]
Annual Redemption Percentage Reduction	[ ]
Optional Repayment Date(s)	[ ]

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Applicability of Modified Payment Upon Acceleration or Redemption	[ ]
If yes, state Issue Price	[ ]
Original Yield to Maturity	[ ]
Tax Redemption	[ ]
Payment of Additional Tax Amounts	[ ]
Other Provisions	[ ]

Deutsche Bank Aktiengesellschaft, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany, if so specified, acting through the office specified on the front page of this Note, (together with its successors and assigns, the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assignees, the amount in cash, or other property, as determined in accordance with the provisions set forth above, due with respect to the principal sum specified above on the Maturity Date specified above (except to the extent previously redeemed or repaid) and to pay interest thereon at the Interest Rate per annum specified above from and including the Interest Accrual Date specified above until but excluding the date the principal amount is paid or duly made available for payment (except as provided below) weekly, monthly, quarterly, semi-annually or annually in arrears on the Interest Payment Dates specified above in each year commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered Holder of this Note on the Record Date with respect to such second Interest Payment Date.

Interest on this Note will accrue from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from, and including, the Interest Accrual Date, to, but excluding the next Interest Payment Date or the date the principal hereof has been paid or duly made available for payment (except as provided below). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date that is one New York Banking Day immediately preceding the relevant date of payment with respect to such Interest Payment Date (each such date, a “Record Date”); provided, however, that any interest payable at maturity (or on any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable.

Payment of the principal, premium, if any, and any interest due at maturity (or on any redemption or repayment date) on this Note, unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may

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determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity (or on any date of redemption or repayment), will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A Holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, will be entitled to receive payments of interest, other than interest due at maturity (or on any date of redemption or repayment), by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

If this Note is denominated in a Specified Currency other than U.S. dollars, and the Holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of the principal, premium, if any, and interest with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the Holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable payment date; provided, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided further that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

If so indicated on the face hereof, the Holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, at least ten Business Days prior to the Interest Payment Date, the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date or any redemption or repayment date, for payments of the principal, as the case may be.

If the Holder elects to receive all or a portion of payments of the principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such Holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments.

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Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, acting on behalf of the Trustee, referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED: [ ]	DEUTSCHE BANK AG [INSERT BRANCH OFFICE THROUGH WHICH THE NOTE IS ISSUED, IF APPLICABLE]

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This Note is one of the Notes referred
to in the within-mentioned
Senior Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY
on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Authenticating Agent

By:
Authorized Officer

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[FORM OF REVERSE OF SECURITY]

This Note is one of a duly authorized issue of Global Notes, Series A of the Issuer (the “Notes”). The Notes are issuable under a Senior Indenture, dated as of November 22, 2006, among the Issuer, Delaware Trust Company, as the successor trustee to Law Debenture Trust Company of New York (the “Trustee,” which term includes any successor trustee under the Senior Indenture), and Deutsche Bank Trust Company Americas (“DBTCA”), as issuing agent, paying agent, authenticating agent and registrar (as supplemented by the First Supplemental Senior Indenture dated as of March 7, 2014, the Second Supplemental Senior Indenture dated as of January 1, 2015, the Third Supplemental Senior Indenture dated as of January 1, 2016, the Fourth Supplemental Senior Indenture dated as of March 15, 2016 and the Fifth Supplemental Senior Indenture dated as of July 21, 2018 and as may be further amended or supplemented from time to time, the “Senior Indenture”), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed DBTCA acting through its principal corporate trust office in the Borough of Manhattan, The City of New York, as its paying agent (the “Paying Agent,” which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The Issuer has appointed DBTCA as the authenticating agent (the “Authenticating Agent,” which term includes any additional or successor Authenticating Agent appointed by the Issuer) to act on behalf of the Trustee to authenticate the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise indicated on the face hereof in accordance with the provisions of the following three paragraphs and except as set forth below, will not be redeemable or subject to repayment at the option of the Holder prior to maturity.

If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof or on the Redemption Dates specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption (except as indicated below).

If this Note is subject to “Annual Redemption Percentage Reduction,” the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption (except as provided below). Notice of redemption shall be mailed to the registered Holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

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If so indicated on the face of this Note, this Note will be subject to repayment at the option of the Holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of the Minimum Denomination specified on the face of this Note (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the Holder hereof at a price equal to the amount to be repaid, calculated as set forth on the face of this Note, together with interest accrued and unpaid hereon to the date of repayment (except as provided below), provided that if this Note is issued with original issue discount, this Note will be repayable on the applicable Optional Repayment Date or Dates at the price(s) specified on the face hereof. For this Note to be repaid at the option of the Holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled “Option to Elect Repayment” below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the Financial Industry Regulatory Authority, Inc. or a commercial bank or a trust company in the United States, setting forth the name of the Holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note’s tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled “Option to Elect Repayment” duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter. Unless otherwise indicated on the face of this Note, exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless indicated otherwise on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

In the case where the calendar date indicated on the face hereof as the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day or where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) is otherwise postponed according to the terms and procedures specified on the face hereof, payment of interest, premium, if any, or principal otherwise payable on such calendar date need not be made on such date, but may be made on the Interest Payment Date or the Maturity Date (or any redemption or repayment date) as postponed with the same force and effect as if made on the indicated calendar date, and no interest on such payment shall accrue for the period from and after the indicated calendar date to the Interest Payment Date or the Maturity Date (or any redemption or repayment date) as postponed.

The obligations under the Notes constitute unsecured and unsubordinated obligations of the Issuer ranking pari passu among themselves and with all other unsecured and unsubordinated obligations of the Issuer, subject, however, to statutory priorities conferred on certain unsecured

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and unsubordinated obligations in the event of any Resolution Measures imposed on the Issuer or in the event of the dissolution, liquidation, insolvency or composition of the Issuer, or if other proceedings are opened for the avoidance of the insolvency of, or against, the Issuer; and pursuant to Section 46f(5) of the German Banking Act (Kreditwesengesetz), the obligations under the Securities rank in priority to the Issuer’s obligations under any of its debt instruments (Schuldtitel) within the meaning of Section 46f(6) sentence 1 of the German Banking Act (including the obligations under any such debt instruments that were issued by the Issuer before July 21, 2018 and that are subject to Section 46f(9) of the German Banking Act) or any successor provision.

This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and is issuable only in the minimum denominations set forth on the face hereof or any amount in excess thereof which is an integral multiple thereof.

If “Office Substitution” is applicable to the Notes as specified on the face hereof, the Issuer may at any time, without the consent of the Holders or the Trustee, to designate another Office of the Issuer as substitute for the Office through which the Issuer has acted to issue the Notes with the same effect as if such substitute Office had been originally named as the Office through which the Issuer had acted to issue the Notes for all purposes under the Senior Indenture and the Notes.  In order to give effect to such substitution, the Issuer shall give notice of such substitution to the Trustee and the Holders of the Notes.  With effect from the substitution date, such substitute Office shall, without any amendment to this Note or entry into any supplemental indenture, assume all of the obligations of the originally-named Office as principal obligor under the Notes. “Office” means the Issuer’s head office or one of the Issuer’s branch offices.

DBTCA has been appointed Registrar for the Notes, and DBTCA will maintain at its office in The City of New York, a register for the registration and transfer of Notes. This Note may be transferred at either the aforesaid New York office of DBTCA by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Authenticating Agent and duly executed by the registered Holder hereof in person or by the Holder’s attorney duly authorized in writing, and thereupon the Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that neither the Trustee nor the Authenticating Agent will be required to (i) register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) register the transfer of or exchange any Note if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said offices for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such registrations, exchanges and transfers of Notes will be free of service charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee

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and the Authenticating Agent and executed by the registered Holder in person or by the Holder’s attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee and the Authenticating Agent, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, in the case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee, the Authenticating Agent and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

The Senior Indenture provides that (a) if an Event of Default due to the default in payment of principal, premium, if any, or interest, if any, on any series of debt securities issued under the Senior Indenture, including the series of Senior Global Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture, shall have occurred and be continuing, either the Trustee or the Holders of not less than 33⅓% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the Holders of not less than 33⅓% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal, premium, if any, or interest, if any, on such debt securities) by the Holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

If the face hereof indicates that this Note is subject to “Modified Payment upon Acceleration or Redemption,” (i) in the event of redemption, repayment or acceleration of maturity, the amount declared to be due and payable as described in the preceding paragraph shall be equal to the sum of (a) the Issue Price (increased by any accruals of discount) or, in the event of any redemption by the Issuer (if applicable), the Issue Price (increased by any accruals of discount) multiplied by the Initial Redemption Percentage indicated on the face hereof (as adjusted by the Initial Redemption Percentage reduction, if applicable) and (b) any unpaid interest accrued from the Interest Accrual Date to the date of such redemption, repayment or

16

acceleration of maturity, with the amount of original issue discount accrued being calculated using a constant yield method (as described in the next paragraph), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

The constant yield shall be calculated using (i) a 30-day month, 360-day year convention, (ii) a compounding period that, except for the initial period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), and (iii) an assumption that the maturity will not be accelerated. If the period from the Original Issue Date to the first Interest Payment Date (the “initial period”) is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the initial period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence.

If the face hereof indicates that this Note is subject to “Tax Redemption,” this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a Notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with any accrued interest to the date fixed for redemption, except as otherwise provided above in the event of “Modified Payment upon Acceleration or Redemption,” if the Issuer determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the Federal Republic of Germany, the United States, the jurisdiction of residence or incorporation of any successor corporation to the Issuer, or the jurisdiction of any issuing branch (each a “Relevant Jurisdiction”), or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Trade Date hereof, the Issuer has or will become obligated to pay Additional Tax Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any Notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and (ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided, that no such Notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Tax Amounts if a payment in respect of this Note were then due.

Notice of redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof which date and the applicable redemption price will be specified in the Notice.

All interest amounts payable in respect of this Note shall be made without deduction or withholding for or on account of any present or future taxes, duties or governmental charges of

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any nature whatsoever imposed or levied by way of deduction or withholding by or on behalf of the Tax Jurisdiction (“Withholding Taxes”), unless such deduction or withholding is required by law.

“Tax Jurisdiction” means the Federal Republic of Germany or the United States, or any political subdivision or any authority thereof or therein having power to tax.

In the event of such withholding or deduction on payments of interest (but not in respect of the payment of any principal in respect of this Note) and if (but only if) the face hereof indicates that this Note is subject to “Payment of Additional Tax Amounts,” the Issuer shall, to the fullest extent permitted by law, pay such additional tax amounts (“Additional Tax Amounts”) as will be necessary in order that the net amounts received by the Holders, after such withholding or deduction for or on account of any Withholding Taxes imposed upon or as a result of such payment by the Tax Jurisdiction, will equal the respective amounts which would otherwise have been receivable in the absence of such withholding or deduction; except that no such Additional Tax Amounts shall be payable on account of any taxes, duties or governmental charges which:

(a)	are payable by any person acting as custodian bank or collecting agent on the Holder’s or the Beneficial Owner’s behalf, or otherwise in any manner which does not constitute a deduction or withholding by the Issuer from payments of interest made by the Issuer; or

(b)	would not be payable to the extent such deduction or withholding could be avoided or reduced if the Holder or the Beneficial Owner (or any financial institution through which the Holder or the Beneficial Owner holds the Notes or through which payment on the Notes is made) (i) makes a declaration of non-residence or other similar claim for exemption to the relevant tax authority or complies with any reasonable certification, documentation, information or other reporting requirement imposed by the relevant tax authority or (ii) enters into or complies with any applicable certification, identification, information, documentation, registration, or other reporting requirement or agreement concerning accounts maintained by you or the beneficial owner (or such financial institution) or concerning the Holder’s or the Beneficial Owner’s (or financial institution’s) ownership or concerning the Holder’s or the Beneficial Owner’s (or such financial institution’s) nationality, residence, identity or connection with the jurisdiction imposing such tax; or

(c)	are payable by reason of the Holder’s or the Beneficial Owner’s having, or having had, some personal or business connection with the Federal Republic of Germany and not merely by reason of the fact that payments in respect of the Notes are, or for purposes of taxation are deemed to be, derived from sources in, or are secured in, the Federal Republic of Germany; or

(d)	are presented for payment more than 30 days after the Relevant Date (as defined below) except to the extent that the Holder or the Beneficial Owner would have been entitled to Additional Tax Amounts on presenting the same for payment on

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the last day of the period of 30 days assuming that day to have been a Business Day; or

(e)	are deducted or withheld by a paying agent from a payment if the payment could have been made by another paying agent without such deduction or withholding; or

(f)	would not be payable if the Notes had been kept in safe custody with, and the payments had been collected by, a banking institution; or

(g)	are payable by reason of a change in law or practice that becomes effective more than 30 days after the relevant payment of interest becomes due, or is duly provided for and notice thereof is given in accordance with the Section 12.02 of the Senior Indenture, whichever occurs later.

No Additional Tax Amounts or any other amounts shall be payable on account of any such withholding or deduction in respect of payments of principal.

“Relevant Date” means the date on which the payment first becomes due but, if the full amount payable has not been received by the paying agent on or before the due date, it means the date on which, the full amount having been so received.

Moreover, all amounts payable in respect of this Note shall be made subject to compliance with Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986 (the “Code”), or any regulations or other official guidance promulgated thereunder, official interpretations thereof, or any applicable agreement entered into in connection therewith (including any agreement, law, regulation, or other official guidance implementing such agreement) and any applicable agreement described in Section 1471(b) of the Code. The Issuer shall have no obligation to pay Additional Tax Amounts or otherwise indemnify a Holder or Beneficial Owner in connection with any such compliance with the Code.

The terms and conditions set forth in the following paragraphs (a) – (k) shall apply to this Note, and by acquiring this Note, the Holder and each Beneficial Owner of this Note shall be bound by and shall be deemed to consent to the imposition of any Resolution Measure by the competent resolution authority.

(a)	Under the relevant resolution laws and regulations as applicable to the Issuer from time to time, this Note may be subject to the powers exercised by the competent resolution authority to:

(i)	write down, including write down to zero, the claims for payment of the principal amount, the interest amount, if any, or any other amount or, if applicable, claims for delivery of any property in respect of this Note;

(ii)	convert this Note into ordinary shares of (i) the Issuer or (ii) any group entity or (iii) any bridge bank or other instruments of ownership of such entities qualifying as common equity tier one capital (and issue or confer

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on the Holder (including each Beneficial Owner) such ordinary shares or instruments); and/or

(iii)	apply any other resolution measure, including, but not limited to, (A) any transfer of this Note to another entity, (B) the amendment, modification or variation of the terms and conditions of this Note or (C) the cancellation of this Note;

(each, a “Resolution Measure”).

For the avoidance of doubt, any non-payment or non-delivery by the Issuer arising out of any such Resolution Measure will not constitute a failure by the Issuer under the terms of this Note or the Senior Indenture to make a payment of principal of, interest on, or other amounts owing under this Note. If this Note provides for delivery of any property, any reference in the Senior Indenture and in this Note to payment by the Issuer under this Note shall be deemed to include the delivery of such property.

(b)	By its acquisition of this Note, the Holder and each Beneficial Owner of this Note shall be deemed irrevocably to have agreed:

(i)	to be bound by, to acknowledge and to accept any Resolution Measure and any amendment, modification or variation of the terms and conditions of this Note to give effect to any Resolution Measure;

(ii)	that it will have no claim or other right against the Issuer arising out of any Resolution Measure; and

(iii)	that the imposition of any Resolution Measure will not constitute a default or an Event of Default (A) under this Note, (B) under the Senior Indenture or (C) for the purpose of, but only to the fullest extent permitted by, the Trust Indenture Act of 1939 (including, without limitation, Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act of 1939).

(c)	The terms and conditions of this Note shall continue to apply in relation to the residual principal amount of, or outstanding amount payable in respect of, this Note, subject to any modification of the amount of interest payable, if any, to reflect the reduction of the principal amount, and any further modification of the terms that the competent resolution authority may decide in accordance with applicable laws and regulations relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in the Federal Republic of Germany.

(d)	No repayment of any then-current principal amount of this Note or payment of interest or any other amount thereon (to the extent of the portion thereof affected by the imposition of a Resolution Measure) shall become due and payable after the imposition of any Resolution Measure by the competent resolution authority,

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unless such repayment or payment would be permitted to be made by the Issuer under the laws and regulations of the Federal Republic of Germany then applicable to the Issuer.

(e)	By its acquisition of this Note, the Holder and each Beneficial Owner of this Note waives, to the fullest extent permitted by the Trust Indenture Act of 1939 and applicable law, any and all claims against the Trustee or the Agents for, agrees not to initiate a suit against the Trustee or the Agents in respect of, and agrees that the Trustee and the Agents shall not be liable for, any action that the Trustee or the Agents take, or abstain from taking, in either case in accordance with the imposition of a Resolution Measure by the competent resolution authority with respect to this Note.

(f)	Upon the imposition of a Resolution Measure by the competent resolution authority with respect to this Note, the Issuer shall provide a written notice directly to the Holder in accordance with Section 11.04 of the Senior Indenture as soon as practicable regarding such imposition of a Resolution Measure by the competent resolution authority for purposes of notifying the Holder of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee and the Agents for information purposes, and the Trustee and the Agents shall be entitled to rely, and will not be liable for relying, on the competent resolution authority and the Resolution Measure identified in such notice. Any delay or failure by the Issuer to give notice shall not affect the validity or enforceability of any Resolution Measure nor the effects thereof on this Note.

(g)	If this Note is called or being called for redemption by the Issuer or submitted or being submitted by the Holder for repurchase by the Issuer pursuant to the Holder’s option to require the Issuer to repurchase this Note, but the competent resolution authority has imposed a Resolution Measure with respect to this Note prior to the payment of the redemption or repurchase amount, the relevant redemption or repurchase notice, if any, shall be automatically rescinded and shall be of no force and effect, and no payment of the redemption or repurchase amount will be due and payable.

(h)	Upon the imposition of any Resolution Measure by the competent resolution authority, the Trustee shall not be required to take any further directions from the Holders of the Notes under Section 5.09 of the Senior Indenture, which section authorizes Holders of a majority in aggregate principal amount of the Notes at the time Outstanding to direct certain actions relating to the Notes, and if any such direction was previously given under Section 5.09 of the Senior Indenture to the Trustee by the Holders, it shall automatically cease to be effective, be null and void and have no further effect. The Senior Indenture shall impose no duties, obligations or liabilities upon the Trustee or the Agents whatsoever with respect to the imposition of any Resolution Measure by the competent resolution authority. The Trustee and the Agents shall be fully protected in acting or refraining from acting in accordance with a Resolution Measure. Notwithstanding the foregoing, if, following completion of the imposition of a Resolution Measure by the competent resolution authority, this Note remains outstanding, then the

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Trustee’s and each Agent’s duties under the Senior Indenture shall remain applicable with respect to this Note following such completion to the extent that the Issuer, the Trustee and the Agents agree pursuant to a supplemental indenture, unless the Issuer, the Trustee and the Agents agree that a supplemental indenture is not necessary.

(i)	By the acquisition of this Note, the Holder and each Beneficial Owner of this Note shall be deemed irrevocably to have (i) consented to the imposition of any Resolution Measure as it may be imposed without any prior notice by the competent resolution authority of its decision to exercise such power with respect to this Note, (ii) authorized, directed and requested the Depositary and any direct participant in the Depositary or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the imposition of any Resolution Measure with respect to this Note as it may be imposed, without any further action or direction on the part of the Holder of this Note, the Trustee or the Agents and (iii) acknowledged and accepted that the provisions contained in Article 4 of the Third Supplemental Senior Indenture are exhaustive on the matters described in Article 4 of the Third Supplemental Senior Indenture to the exclusion of any other agreements, arrangements or understandings between it and the Issuer relating to the terms and conditions of this Note.

(j)	If the competent resolution authority imposes a Resolution Measure with respect to less than the total outstanding principal amount of the Notes, unless the Trustee or the Agents are otherwise instructed by the Issuer or the competent resolution authority, any cancellation, write-off or conversion into equity made in respect of the Notes pursuant to the Resolution Measure will be made on a substantially pro rata basis among the Notes of any series.

(k)	The Issuer’s obligations to indemnify the Trustee and the Agents in accordance with Sections 6.02 and 6.06 of the Senior Indenture shall survive the imposition of a Resolution Measure by the competent resolution authority with respect to this Note.

The Senior Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the Holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the Holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any Holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt

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securities the consent of the Holders of which is required for any such supplemental indenture. The Issuer and the Trustee may, without the consent of the Holder of this Note, conform the terms of this Note to the description thereof in the prospectus and prospectus supplements relating to the offering and sale of this Note.

Except as set forth below, if the principal of, premium, if any, or interest, if any, on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the Holder of this Note by making such payments in U.S. dollars (the “Substitute Currency”). The Substitute Currency will become the currency of payment on each payment date occurring after the last date on which the Specified Currency was available (the “Conversion Date”) but such Specified Currency will, at the Issuer’s election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the change of currency no longer prevail, in each case, as determined in good faith by the Issuer. The Substitute Currency amount to be paid by the Issuer to the Paying Agent and by the Paying Agent to the Holder of this Note with respect to such payment date will be the Currency Equivalent or Currency Unit Equivalent (each as defined below) of the Specified Currency as determined by the Exchange Rate Agent (as defined below), which such determination will be delivered in writing to the Paying Agent not later than the fifth Business Day prior to the applicable payment date, as of the Conversion Date, or, if later, the date most recently preceding the payment date in question on which such determination is possible of performance, but not more than 15 Business Days before such payment date. Such Conversion Date or date preceding a payment date is referred to as the “Substitute Currency Valuation Date.” Any payment in a Substitute Currency under the circumstances described above will not constitute an Event of Default under this Note.

The “Currency Equivalent” will be determined by the Exchange Rate Agent as of each Substitute Currency Valuation Date and will be obtained by converting the Specified Currency (unless the Specified Currency is a currency unit) into the Substitute Currency at the Market Exchange Rate (as defined below) on the Substitute Currency Valuation Date.

The “Currency Unit Equivalent” will be determined by the Exchange Rate Agent as of each Substitute Currency Valuation Date and will be the sum obtained by adding together the results obtained by converting the Specified Amount of each initial Component Currency into the Substitute Currency at the Market Exchange Rate on the Substitute Currency Valuation Date for such Component Currency.

The “Component Currency” means any currency which, on the Conversion Date, was a component currency of the relevant currency unit.

The term “Market Exchange Rate” means, as of any date, for any Specified Currency (including any currency unit), the noon buying rate for such currency in New York City for cable transfers payable in foreign currencies, as reported by the Federal Reserve Bank of New York. If the Market Exchange Rate is not available for any reason with respect to one or more currencies or currency units for which an exchange rate is required, the Exchange Rate Agent will use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of

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New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency or currency unit in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. If there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit will be that upon which a non-resident issuer of securities designated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the exchange rate agent, purchase such currency or currency unit in order to make payments in respect of such securities.

The “Specified Amount” of a Component Currency means the number of units (including decimals) which such Component Currency represented in the relevant currency unit, on the Conversion Date or the Substitute Currency Valuation Date or the last date the currency unit was so used, whichever is later. If after such date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency will be divided or multiplied in the same proportion. If after such date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies will be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount will thereafter be a Specified Amount and such single currency will thereafter be a Component Currency. If after such date any Component Currency will be divided into two or more currencies, the Specified Amount of such Component Currency will be replaced by Specified Amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, will be equal to the Specified Amount of such former Component Currency and such amounts will thereafter be Specified Amounts and such currencies will thereafter be Component Currencies.

The “Exchange Rate Agent” shall be Deutsche Bank AG, London Branch, unless otherwise indicated on the face hereof.

All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity’s sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note and coupons.

So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest, if any, on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of this Note. If this Note is listed on the London Stock Exchange plc and such exchange so requires, the Issuer shall maintain a Paying Agent in London. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places outside the United States (subject to applicable laws and regulations) as the Issuer may decide. So long

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as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the Holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

Subject to the imposition of a Resolution Measure, no provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the amount of cash, or other property, as determined in accordance with the provisions set forth on the face of this Note due with respect to the principal of, premium, if any, and interest, if any, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Note.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, premium, if any, or the interest, if any, on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, except as may be required by mandatory provisions of law.

As used herein:

(a)	the term “Beneficial Owner” shall mean the beneficial owners of this Note (and any interest therein);

(b)	the term “bridge bank” shall mean a newly chartered German bank that would receive some or all of the Issuer’s assets, liabilities and material contracts, including those attributable to the Issuer’s branches and subsidiaries, in a resolution proceeding;

(c)	the term “Business Day” means, unless otherwise provided on the face of this Note, any day other than a day that (i) is a Saturday or Sunday, (ii) is a day on which banking

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institutions generally in The City of New York or London, England are authorized or obligated by law, regulation or executive order to close or (iii) is a day on which transactions in U.S. dollars are not conducted in The City of New York or London, England; and, in addition, (x) for Notes having a Specified Currency other than U.S. dollars only, other than Notes denominated in euro, any day that in the principal financial center of the country of the specified currency is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close; and (y) for notes denominated in euro, a day on which TARGET2 is operating;

(d)	the term “competent resolution authority” shall mean any authority with the ability to exercise a Resolution Measure;

(e)	the term “group entity” shall mean an entity that is included in the corporate group subject to a Resolution Measure;

(f)	the term “New York Banking Day” means, unless otherwise provided on the face of this Note, any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.

(g)	the term “Notices” refers to notices to the Holders of the Notes at each Holder’s address as that address appears in the register for the Notes by first class mail, postage prepaid, and to be given by publication in an authorized newspaper in the English language and of general circulation in the Borough of Manhattan, The City of New York, and London or, if publication in London is not practical, in an English language newspaper with general circulation in Western Europe; provided that notice may be made, at the option of the Issuer, through the customary notice provisions of the clearing system or systems through which beneficial interests in this Note are owned. Such Notices will be deemed to have been given on the date of such publication (or other transmission, as applicable), or if published in such newspapers on different dates, on the date of the first such publication;

(h)	the term “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer System; and

(i)	the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

All other terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common
TEN ENT	–	as tenants by the entireties
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –		Custodian
	(Minor)		(Cust)

Under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

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FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.

Dated:________________

NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

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OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at

 (Please print or typewrite name and address of the undersigned)

If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid: ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

Dated:
NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

29

Schedule II

DEUTSCHE BANK AG

[INSERT BRANCH OFFICE THROUGH WHICH THE NOTE IS ISSUED, IF APPLICABLE]

[FORM OF FACE OF DEBT SECURITY]
FLOATING RATE SENIOR REGISTERED NOTE

REGISTERED No. FLR	CUSIP: [PRINCIPAL AMOUNT]

nless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

GLOBAL NOTES, SERIES A
Floating Rate Senior Registered Note

Original Issue Date	[ ]
Maturity Date	[ ]
Specified Currency	[ ]
If Specified Currency Other Than U.S. Dollars, Option to Elect Payment in U.S. Dollars	[ ]
Principal Amount	[ ]
Aggregate Principal Amount	[ ]
Minimum Denominations	[ ]
Interest Accrual Date	[ ]
Base Rate	[ ]
Index Maturity	[ ]
Spread (plus or minus)	[ ]
Spread Multiplier	[ ]
Initial Interest Rate	[ ]
Initial Interest Reset Date	[ ]
Maximum Interest Rate	[ ]
Minimum Interest Rate	[ ]
Interest Payment Date(s)	[ ]
Interest Payment Period	[ ]
Interest Reset Period	[ ]
Interest Reset Date(s)	[ ]
Resolution Measures Provisions	This Note will be subject to the Resolution Measures provisions provided in the Senior Indenture and on the reverse hereof

Office Substitution	[Applicable]
Calculation Agent	[ ]
Initial Redemption Date	[ ]
Initial Redemption Percentage	[ ]
Index Currency	[ ]
Exchange Rate Agent	[ ]
Annual Redemption Percentage Reduction	[ ]
Optional Repayment Date(s)	[ ]
Redemption Notice Period	[ ]
Tax Redemption	[ ]
Payment of Additional Tax Amounts	[ ]
If yes, state Initial Offering Date	[ ]
Designated CMT Reuters Page	[ ]
Designated CMT Maturity Index	[ ]
Other Provisions	[ ]

Deutsche Bank Aktiengesellschaft, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany, if so specified, acting through the office specified on the front page of this Note, (together with its successors and assigns, the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assignees, the amount in cash, or other property, as determined in accordance with the provisions set forth above, due with respect to the principal sum specified above on the Maturity Date specified above (except to the extent previously redeemed or repaid) and to pay interest thereon from the Interest Accrual Date specified above at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions specified on the reverse hereof until the principal hereof is paid or duly made available for payment.

The Issuer will pay interest in arrears weekly, monthly, quarterly, semi-annually or annually as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the first Interest Payment Date next succeeding the Interest Accrual Date specified above, and on the Maturity Date (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered Holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if an Interest Payment Date (other than the Maturity Date or a redemption or repayment date) would fall on a day that is not a Business Day, as defined on the reverse hereof, such Interest Payment Date shall be the following day that is a Business Day, except that if the Base Rate specified above is EONIA, LIBOR or EURIBOR and such next Business Day falls in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day; and provided, further, that if the Maturity Date or redemption or repayment date would fall on a day that is not a Business Day, such payment shall be made on the following day that is a Business Day and no interest shall accrue for the period from and after such Maturity Date or redemption or repayment date; and provided, further, that if an Interest Payment Date or the Maturity Date or redemption or repayment date would fall on a day that is not a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the scheduled Interest Payment Date or on the scheduled Maturity Date or redemption or repayment date.

Interest on this Note will accrue from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from, and including, the Interest Accrual Date, to, but excluding the next Interest Payment Date or the date the principal hereof has been paid or duly made available for payment (except as provided below). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date that is one New York Banking Day immediately preceding the relevant date of payment with respect to such Interest Payment Date (each such date, a “Record Date”); provided, however, that any interest payable at maturity (or on any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable.

Payment of the principal, premium, if any, and any interest due at maturity (or on any redemption or repayment date) on this Note, unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity (or on any date of redemption or repayment), will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A Holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, will be entitled to receive payments of interest, other than interest due at maturity (or on any date of redemption or repayment), by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

If this Note is denominated in a Specified Currency other than U.S. dollars, and the Holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of the principal, premium, if any, and interest with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the Holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable payment date; provided, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided further that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

If so indicated on the face hereof, the Holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, at least ten Business Days prior to the Interest Payment Date, the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date or any redemption or repayment date, for payments of the principal, as the case may be.

If the Holder elects to receive all or a portion of payments of the principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such Holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, acting on behalf of the Trustee, referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED: [ ]

DEUTSCHE BANK AG [INSERT BRANCH OFFICE THROUGH WHICH THE NOTE IS ISSUED, IF APPLICABLE]
By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE
OF AUTHENTICATION

This Note is one of the Notes referred
to in the within-mentioned
Senior Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Authenticating Agent
By:
Authorized Officer

[FORM OF REVERSE OF SECURITY]

This Note is one of a duly authorized issue of Global Notes, Series A of the Issuer (the “Notes”). The Notes are issuable under a Senior Indenture, dated as of November 22, 2006, among the Issuer, Delaware Trust Company, as the successor trustee to Law Debenture Trust Company of New York (the “Trustee,” which term includes any successor trustee under the Senior Indenture), and Deutsche Bank Trust Company Americas (“DBTCA”), as issuing agent, paying agent, authenticating agent and registrar (as supplemented by the First Supplemental Senior Indenture dated as of March 7, 2014, the Second Supplemental Senior Indenture dated as of January 1, 2015, the Third Supplemental Senior Indenture dated as of January 1, 2016, the Fourth Supplemental Senior Indenture dated as of March 15, 2016 and the Fifth Supplemental Senior Indenture dated as of July 21, 2018 and as may be further amended or supplemented from time to time, the “Senior Indenture”), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed DBTCA acting through its principal corporate trust office in the Borough of Manhattan, The City of New York, as its paying agent (the “Paying Agent,” which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The Issuer has appointed DBTCA as the authenticating agent (the “Authenticating Agent,” which term includes any additional or successor Authenticating Agent appointed by the Issuer) to act on behalf of the Trustee to authenticate the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise indicated on the face hereof in accordance with the provisions of the following three paragraphs and except as set forth below, will not be redeemable or subject to repayment at the option of the Holder prior to maturity.

If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof or on the Redemption Dates specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption (except as indicated below).

If this Note is subject to “Annual Redemption Percentage Reduction,” the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption (except as provided below). Notice of redemption shall be mailed to the registered Holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If so indicated on the face of this Note, this Note will be subject to repayment at the option of the Holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of the Minimum Denomination specified on the face of this Note (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the Holder hereof at a price equal to the amount to be repaid, calculated as set forth on the face of this Note, together with interest accrued and unpaid hereon to the date of repayment (except as provided below). For this Note to be repaid at the option of the Holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled “Option to Elect Repayment” below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the Financial Industry Regulatory Authority, Inc. or a commercial bank or a trust company in the United States, setting forth the name of the Holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note’s tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled “Option to Elect Repayment” duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter. Unless otherwise indicated on the face of this Note, exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

This Note will bear interest at the rate determined in accordance with the applicable provisions below by reference to the Base Rate shown on the face hereof based on the Index Maturity, if any, shown on the face hereof (i) plus or minus the Spread, if any, and/or (ii) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing with the Initial Interest Reset Date specified on the face hereof, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof (as used herein, the term “Interest Reset Date” shall include the Initial Interest Reset Date). The determination of the rate of interest at which this Note will be reset on any Interest Reset Date shall be made on the Interest Determination Date (as defined below) pertaining to such Interest Reset Dates; provided, however, that the interest rate in effect for the period from the Interest Accrual Date to the Initial Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the Base Rate specified on the face hereof is EONIA, EURIBOR or LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

As used herein:

(a)	“Business Day” means, unless otherwise provided on the face of this Note, any day other than a day that is (i) a Saturday or Sunday, (ii) a day on which banking institutions generally in The City of New York or London, England are authorized or obligated by law, regulation or executive order to close or (iii) a day on which transactions in U.S. dollars are not conducted in The City of New York or London, England; and, in addition, (x) for LIBOR Notes only, a London Banking Day (as defined below), (y) for Notes having a Specified Currency other than U.S. dollars only, other than Notes denominated in euro, any day that in the principal financial center of the country of the specified currency is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close, and (z) for notes denominated in euro, a day on which TARGET2 (as defined below) is operating.

(b)	“New York Banking Day” means, unless otherwise provided on the face of this Note, any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.

(c)	“Euro-zone” means the region comprising member states of the European Union that have adopted the single currency in accordance with the relevant treaty of the European Union, as amended;

(d)	“Index Currency” means the currency specified on the face hereof as the currency for which LIBOR shall be calculated, or, if no such currency is specified on the face hereof, the Index Currency shall be U.S. dollars;

(e)	“London Banking Day” means any day on which dealings in deposits in the Index Currency are transacted in the London interbank market;

(f)	“Reuters page” means the display on Reuters 3000 Xtra, or any successor service, on the page or pages specified on the face hereof, or any replacement page or pages on that service;

(g)	“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer System;

(h)	“Target Settlement Day” means any day on which TARGET2 is operating; and

(i)	“U.S. Government Securities Business Day” means any day other than a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (or any successor thereto) recommends that the fixed income department of its members be closed for the entire day for purposes of trading in U.S. government securities.

The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the ICE Swap Rate will be the second U.S. Government Securities Business Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the

Commercial Paper Rate, Federal Funds Rate, Prime Rate and CMT Rate (each as defined below) will be the second New York Banking Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Eleventh District Cost of Funds Rate will be the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”) publishes the Eleventh District Index (as defined below). The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to EONIA or EURIBOR shall be the second TARGET Settlement Day prior to such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to LIBOR shall be the second London Banking Day prior to such Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is British pounds sterling will be such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury Bills normally would be auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday; provided, that if an auction is held on the Friday of the week preceding such Interest Reset Date, the Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to two or more Base Rates will be the latest Business Day that is at least two Business Days before the Interest Reset Date for the applicable Note on which each Base Rate is determinable.

Unless otherwise specified on the face hereof, the “Calculation Date” pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date (or, with respect to any principal amount to be redeemed or repaid, any redemption or repayment date), as the case may be.

Determination of ICE Swap Rate. If the Base Rate specified on the face hereof is the “ICE Swap Rate,” for any Interest Determination Date, the ICE Swap Rate with respect to this Note shall be the “U.S. Dollar ICE Swap Rate,” which shall be the rate for U.S. dollar swaps with the Index Maturity specified on the face hereof, expressed as a percentage, that appears on the Reuters Screen ISDAFIX1 Page (or any other page as may replace such page) as of 11:00 a.m., New York City time, on such Interest Determination Date.

The following procedures shall be followed if the ICE Swap Rate cannot be determined as described above.

If the ICE Swap Rate does not appear on the applicable Reuters page <ICESWAP1> page (or any other page as may replace such page) at 11:00 a.m., New York City time, on any Interest Determination Date, the Calculation Agent shall determine the ICE Swap Rate for such Interest Determination Date on the basis of the Mid-Market Semi-Annual Swap Rate quotations provided by five leading swap dealers selected by the Calculation Agent in the New York City interbank market (the “ICE Swap Reference Banks”) at approximately 11:00 a.m., New York City time, on such Interest Determination Date. The Calculation Agent will request the principal New York City office of each of the ICE Swap Reference Banks to provide a quotation of its rate, and (a) if at least three quotations are provided, the rate for such Interest Determination Date shall be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or (b) if fewer than three quotations are provided, the Calculation Agent shall determine the rate in good faith and in a commercially reasonable manner.

“Mid-Market Semi-Annual Swap Rate” means, on any Interest Determination Date, the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the Index Maturity set forth on the face hereof commencing on such Interest Determination Date and in an ICE Swap Representative Amount with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an actual/360 day count basis, is equivalent to U.S. dollar LIBOR with a designated maturity of three months.

“ICE Swap Representative Amount” means an amount that is representative for a single transaction in the relevant market at the relevant time as determined by the Calculation Agent in good faith and in a commercially reasonable manner.

Determination of CMT Rate. If the Base Rate specified on the face hereof is the “CMT Rate,” for any Interest Determination Date, the CMT Rate with respect to this Note shall be the rate displayed on the Designated CMT Reuters Page (as defined below) under the caption “...Constant Maturities Treasury ... Federal Reserve Board Release H.15... Mondays Approximately 3:45 p.m.,” under the column for the Designated CMT Maturity Index, as defined below, for:

(1)       the rate on such Interest Determination Date, if the Designated CMT Reuters Page is FRBCMT; and

(2)       the weekly or monthly average, as specified on the face hereof, for the week or the month, as applicable, ended immediately preceding the week or month, as applicable, in which the related Interest Determination Date occurs, if the Designated CMT Reuters Page is FEDCMT.

The following procedures shall be followed if the CMT Rate cannot be determined as described above.

(i)       If the above rate is no longer displayed on the relevant page, or is not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate on such Interest Determination Date shall be the Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in H.15(519).

(ii)       If such Treasury Constant Maturity rate is no longer published, or is not published in H.15(519) by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate on such Interest Determination Date shall be the Treasury Constant Maturity Rate for the

Designated CMT Maturity Index (or other U.S. Treasury rate for the Designated CMT Maturity Index) on such Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Reuters Page and published in H.15(519).

(iii)       If such Treasury Constant Maturity rate is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the Calculation Agent shall determine the CMT Rate to be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, reported, according to their written records, by three leading primary U.S. government securities dealers (“Reference Dealers”) in The City of New York (which may include the Issuer or its affiliates), selected by the Calculation Agent from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest), for the most recently issued direct noncallable fixed rate obligations of the United States that are commonly referred to as “Treasury Notes” with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year and in an amount that is representative for a single transaction in the securities in such market at such time. If two Treasury Notes with an original maturity as described above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotations for the Treasury Notes with the shorter remaining term to maturity shall be used.

(iv)       If the Calculation Agent is unable to obtain three Treasury Notes quotations as described in (iii) above, the Calculation Agent shall determine the CMT Rate to be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three Reference Dealers in The City of New York, selected using the same method described in (iii) above, for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount that is representative for a single transaction in the securities in that market at that time. If two Treasury Notes with an original maturity as described above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotations for the Treasury Note with the shorter remaining term to maturity shall be used.

(v)       If three or four (and not five) of the Reference Dealers are quoting as described in (iv) above, then the CMT Rate for such Interest Determination Date shall be based on the arithmetic mean of the offered rates obtained, and neither the highest nor the lowest of such quotations shall be eliminated.

(vi)       If fewer than three Reference Dealers selected by the Calculation Agent are quoting as described in (iv) above, the CMT Rate for such Interest Determination Date shall remain the CMT Rate for the immediately preceding Interest Reset Period, or, if there was no preceding Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

“Designated CMT Maturity Index” means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) as specified on the face hereof for which the CMT Rate shall be calculated or, if no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

“Designated CMT Reuters Page” means the display on Reuters, or any successor service, on the page designated on the face hereof (or any other page as may replace such page) for the purpose of displaying Constant Maturities Treasury as reported in H.15(519) or, if no page is specified on the face hereof, Reuters page FEDCMT (or any other page as may replace FEDCMT). Unless otherwise provided on the face hereof, the weekly average shall be used if the applicable Designated CMT Reuters Page is FEDCMT (or any other page as may replace FEDCMT).

Determination of Commercial Paper Rate. If the Base Rate specified on the face hereof is the “Commercial Paper Rate,” for any Interest Determination Date, the Commercial Paper Rate with respect to this Note shall be the Money Market Yield (as defined herein), calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified on the face hereof, as that rate is published by the Federal Reserve Board in “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication (“H.15(519)”) under the heading “Commercial Paper—Non-Financial.”

The following procedures shall be followed if the Commercial Paper Rate cannot be determined as described above.

(i)       If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in the daily update of H.15(519), available through the world wide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update/h15upd.htm, or any successor site or publication (“H.15 Daily Update”) under the heading “Commercial Paper—Non-Financial,” or other recognized electronic source used for the purpose of displaying such rate.

(ii)       If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, then the Calculation Agent shall determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers in U.S. dollar commercial paper in The City of New York (which may include the Issuer or its affiliates) selected by the Calculation Agent, for commercial paper of the Index Maturity specified on the face hereof for a nonfinancial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized rating agency.

(iii)       If the dealers selected by the Calculation Agent are not quoting as set forth above, the Commercial Paper Rate for that Interest Determination Date shall remain the Commercial Paper Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

The “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100
360 – (D x M)

where “D” refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the interest period for which interest is being calculated.

Determination of Eleventh District Cost of Funds Rate. If the Base Rate specified on the face hereof is the “Eleventh District Cost of Funds Rate,” for any Interest Determination Date, the Eleventh District Cost of Funds Rate with respect to this Note shall be the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Interest Determination Date falls as set forth opposite the heading “11TH Dist COFI:” on the display on the Reuters Screen COFI/ARMS page (or any other page as may replace such page) as of 11:00 a.m., San Francisco time, on such Interest Determination Date.

The following procedures shall be followed if the rate cannot be determined as described above.

(i)       If such rate does not appear on the Reuters Screen COFI/ARMS page on such Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (which we refer to as the “Eleventh District Index”) by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding such Interest Determination Date.

(ii)       If the FHLB of San Francisco fails to announce the Eleventh District Index on or prior to such Interest Determination Date for the calendar month immediately preceding such Interest Determination Date, the Eleventh District Cost of Funds Rate shall remain the Eleventh District Cost of Funds Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

Determination of EONIA. If the Base Rate specified on the face hereof is “EONIA,” for any Interest Determination Date, EONIA with respect to this Note shall be the effective overnight reference rate for euro, computed by the European Central Bank as a weighted average of all overnight unsecured lending transactions in the interbank market, undertaken in the European Union and European Free Trade Association (EFTA) countries, having an Index Maturity of one TARGET Settlement Day, commencing on the applicable Interest Reset Date, as such rate appears on Reuters page EONIA (or any other page as may replace Reuters page EONIA) (“Reuters Page EONIA”) as of 7:00 p.m., Central European Time, on such Interest Determination Date.

The following procedures shall be followed if EONIA cannot be determined as described above:

(a)	If the Calculation Agent determines that EONIA has been permanently discontinued, the Calculation Agent will, in its sole discretion, select an alternative reference rate as a substitute interest rate for the Notes; provided that if the Calculation Agent determines that there is an industry accepted successor interest rate for EONIA, the Calculation Agent shall use such successor interest rate as the substitute interest rate for the Notes. As part of any such substitution, the Calculation Agent may make adjustments to the terms of the Notes, including, but not limited to, the definition of the Base Rate (including the related fallback mechanism), the applicable Index Currency and/or Index Maturity for such alternative reference rate, the Spread or Spread Multiplier, as well as the business day convention, the definition of Business Day, Interest Determination Dates and related provisions and definitions, in each case consistent with accepted market practice for the use of such alternative reference rate for debt obligations such as the Notes.

(b)	If the Calculation Agent has not selected an alternative reference rate as a substitute interest rate for the Notes as provided above, the following will apply:

(i)	If the above rate does not appear on Reuters Page EONIA or is not so published by 7:00 p.m., Central European Time, on the applicable Interest Determination Date, EONIA for such Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal Euro-zone offices of four major banks in the Euro-zone interbank market, which may include the Issuer, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for interbank term deposits in euro for a period of one TARGET Settlement Day, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 7:00 p.m., Central European Time, on the applicable Interest Determination Date and in a principal amount not less than the equivalent of U.S.$1,000,000 in euro that is representative for a single transaction in euro in such market at such time.

(ii)	If fewer than two quotations are so provided, EONIA for such Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates quoted at approximately 7:00 p.m., Central European Time, on such Interest Determination Date by four major banks in the Euro-zone interbank market, as selected by the Calculation Agent, for loans in euro to leading European banks for a period of one TARGET Settlement Day, commencing on the applicable Interest Reset Date in a principal amount not less than the equivalent of U.S.$1,000,000 in euro that is representative for a single transaction in euro in such market at such time.

(iii)	If the banks so selected by the Calculation Agent are not providing quotations as set forth above, then the Calculation Agent, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate EONIA, will determine EONIA for that Interest Determination Date in its sole discretion.

Determination of EURIBOR. If the Base Rate specified on the face hereof is “EURIBOR,” for any Interest Determination Date, EURIBOR with respect to this Note shall be the rate for interbank term deposits in euro, as sponsored, calculated and published jointly by the European Banking Federation and ACI—The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing such rate, for the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, as such rate appears on Reuters page EURIBOR01 (or any other page as may replace Reuters page EURIBOR01) (“Reuters Page EURIBOR01”) as of 11:00 a.m., Central European Time, on such Interest Determination Date.

The following procedures shall be followed if EURIBOR cannot be determined as described above:

(a)	If the Calculation Agent determines that EURIBOR with the Index Maturity specified on the face hereof has been permanently discontinued, the Calculation Agent will, in its sole discretion, select an alternative reference rate as a substitute interest rate for the Notes; provided that if the Calculation Agent determines that there is an industry accepted successor interest rate for the discontinued EURIBOR, the Calculation Agent shall use such successor interest rate as the substitute interest rate for the Notes. As part of any such substitution, the Calculation Agent may make adjustments to the terms of the Notes, including, but not limited to, the definition of the Base Rate (including the related fallback mechanism), the applicable Index Currency and/or Index Maturity for such alternative reference rate, the Spread or Spread Multiplier, as well as the business day convention, the definition of Business Day, Interest Determination Dates and related provisions and definitions, in each case consistent with accepted market practice for the use of such alternative reference rate for debt obligations such as the Notes.

(b)	If the Calculation Agent has not selected an alternative reference rate as a substitute interest rate for the Notes as provided above, the following will apply:

(i)	If the above rate does not appear on Reuters Page EURIBOR01 or is not so published by 11:00 a.m., Central European Time, on the applicable Interest Determination Date, EURIBOR for such Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal Euro-zone offices of four major banks in the Euro-zone interbank market, which may include the Issuer, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for interbank term deposits in euro for a period of time equivalent to the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Central European Time, on the applicable Interest Determination Date and in a principal amount not less than the equivalent of U.S.$1,000,000 in euro that is representative for a single transaction in euro in such market at such time.

(ii)	If fewer than two quotations are so provided, EURIBOR for such Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., Central European Time, on such Interest Determination Date by four major banks in the Euro-zone interbank market, as selected by the Calculation Agent, for loans in euro to leading European banks for a period of time equivalent to the Index Maturity specified on the face hereof commencing on the applicable Interest Reset Date in a principal amount not less than the equivalent of U.S.$1,000,000 in euro that is representative for a single transaction in euro in such market at such time.

(iii)	If the banks so selected by the Calculation Agent are not providing quotations as set forth above, then the Calculation Agent, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate EURIBOR with the relevant Index Maturity, will determine EURIBOR for that Interest Determination Date in its sole discretion.

Determination of the Federal Funds Rate. If the Base Rate specified on the face hereof is the “Federal Funds Rate,” for any Interest Determination Date, the Federal Funds Rate with respect to this Note shall be the rate on that date for federal funds as published in H.15(519) under the heading “Federal Funds (Effective)” as displayed on Reuters, or any successor service, on page FEDFUNDS1 (or any other page as may replace the applicable page on that service) (“Reuters Page FEDFUNDS1”).

The following procedures shall be followed if the Federal Funds Rate cannot be determined as described above.

(i)       If the above rate does not appear on Reuters Page FEDFUNDS1, or is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate shall be the rate on such Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the heading “Federal Funds (Effective).”

(ii)       If the above rate does not appear on Reuters Page FEDFUNDS1, or is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on such Calculation Date, the Calculation Agent shall determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds quoted by each of three leading dealers in U.S. dollar federal funds transactions in The City of New York, which may include the Issuer or its affiliates, selected by the Calculation Agent, prior to 9:00 a.m., New York City time, on such Interest Determination Date.

(iii)       If the dealers selected by the Calculation Agent are not quoting as set forth in (ii) above, the Federal Funds Rate for that Interest Determination Date shall remain the Federal Funds Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

Determination of LIBOR. If the Base Rate specified on the face hereof is “LIBOR,” LIBOR with respect to this Note shall be based on the London Interbank Offered Rate. The Calculation Agent shall determine LIBOR for each Interest Determination Date as follows:

As of the Interest Determination Date, LIBOR shall be the arithmetic mean of the offered rates appearing on Reuters page LIBOR01 (or any other page as may replace Reuters page LIBOR01) (“Reuters Page LIBOR01”) as of 11:00 a.m., London time, on such Interest Determination Date, for deposits in the Index Currency having the Index Maturity designated on the face hereof, commencing on the applicable Interest Reset Date, if at least two offered rates appear on Reuters Page LIBOR01; provided that, if Reuters Page LIBOR01 by its terms provides only for a single rate, that single rate shall be used.

The following procedures shall be followed if LIBOR cannot be determined as described above:

(a)	If the Calculation Agent determines that LIBOR with the Index Currency and Index Maturity specified on the face hereof has been permanently discontinued, the Calculation Agent will, in its sole discretion, select an alternative reference rate as a substitute interest rate for the Notes; provided that, if the Calculation Agent determines that there is an industry accepted successor interest rate for the discontinued LIBOR, the Calculation Agent shall use such successor interest rate as the substitute interest rate for the Notes. As part of any such substitution, the Calculation Agent may make adjustments to the terms of the Notes, including, but not limited to, the definition of the Base Rate (including the related fallback mechanism), the applicable Index Currency and/or Index Maturity for such alternative reference rate, the Spread or Spread Multiplier, as well as the business day convention, the definition of Business Day, Interest Determination Dates and related provisions and definitions, in each case consistent with accepted market practice for the use of such alternative reference rate for debt obligations such as the Notes.

(b)	If the Calculation Agent has not selected an alternative reference rate as a substitute interest rate for the Notes as provided above, the following will apply:

(i)	If (I) fewer than two offered rates appear and Reuters Page LIBOR01 does not by its terms provide only for a single rate or (II) no rate appears and Reuters Page LIBOR01 by its terms provides only for a single rate, then the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include the Issuer or its affiliates) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date immediately following the Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount that is representative for a single transaction in the Index Currency in such market at such time. If at least two such quotations are so provided, LIBOR on such Interest Determination Date shall be the arithmetic mean of such quotations.

(ii)	If fewer than two such quotations are so provided by the major reference banks, LIBOR on such Interest Determination Date shall the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable principal financial center for the country of the Index Currency on that Interest Determination Date, by three major banks (which may include the Issuer or its affiliates) in such principal financial center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Index Currency in such market at such time.

(iii)	If the banks so selected by the Calculation Agent are not providing quotations as set forth above, then the Calculation Agent, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR with the Index Currency and Index Maturity specified on the face hereof, will determine LIBOR for that Interest Determination Date in its sole discretion.

Determination of Prime Rate. If the Base Rate specified on the face hereof is “Prime Rate,” for any Interest Determination Date, the Prime Rate with respect to this Note shall be the rate on that date as published in H.15(519) under the heading “Bank Prime Loan.”

The following procedures shall be followed if the Prime Rate cannot be determined as described above.

(i)       If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Prime Rate shall be the rate on that Interest Determination Date as published in H.15 Daily Update under the heading “Bank Prime Loan” or in another recognized electronic source used for the purpose of displaying such rate.

(ii)       If the above rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on such Calculation Date, then the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as such bank’s prime rate or base lending rate as of 11:00 a.m. New York City time, so such Interest Determination Date.

(iii)       If fewer than four rates appear on the Reuters Screen US PRIME 1 Page by 3:00 p.m., New York City time, for such Interest Determination Date, the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Interest Determination Date by four major money center banks (which may include the Issuer or its affiliates) in The City of New York, selected by the Calculation Agent.

(iv)       If fewer than four such quotations are so provided, the Calculation Agent shall determine the Prime Rate to be the arithmetic mean of three prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided such quotations and by substitute banks or trust companies (which may include the Issuer or its affiliates), provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any State thereof, each having total equity capital of at least $500 million and being subject to supervision or examination by a Federal or state authority, selected by the Calculation Agent to provide such rate or rates.

(v)       If the banks or trust companies selected by the Calculation Agent are not quoting as set forth above, the Prime Rate for such Interest Determination Date shall remain the Prime Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

“Reuters Screen US PRIME 1 Page” means the display designated as page “US PRIME 1” on the Reuters Monitor Money Rates Service, or any successor service, or any other page as may replace the US PRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major U.S. banks.

Determination of Treasury Rate. If the Base Rate specified on the face hereof is “Treasury Rate,” for any Interest Determination Date, the Treasury Rate with respect to this Note shall be the rate from the auction held on such Interest Determination Date (the “Auction”) of direct obligations of the United States that are commonly referred to as “Treasury Bills,” having the Index Maturity specified on the face hereof as such rate appears on Reuters, or any successor service, on page USAUCTION 10 (or any other page as may replace page USAUCTION 10 on that service), which we refer to as “Reuters Page USAUCTION 10,” or on page USAUCTION 11 (or any other page as may replace page USAUCTION 11 on that service), which we refer to as “Reuters Page USAUCTION 11.”

The following procedures will be followed if the Treasury Rate cannot be determined as described above.

(i)       If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Payment Date, the Treasury Rate shall be the Bond Equivalent Yield of the auction rate for such Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High.”

(ii)       If the rate described in (i) above is not published by 3:00 p.m., New York City time, on the related Calculation Date, the Treasury Rate shall be the Bond Equivalent Yield of the Auction rate of such Treasury Bills as announced by the United States Department of the Treasury.

(iii)       In the event that the Auction rate of Treasury Bills having the Index Maturity specified on the face hereof is not so announced by the United States Department of the Treasury, or if no such Auction is held, then the Treasury rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three primary United States government securities dealers (which may include the Issuer or its affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof.

(iv)       If the dealers selected by the Calculation Agent are not quoting as described in (iii), the Treasury Rate for such Interest Determination Date shall remain the Treasury Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable shall be the Initial Interest Rate.

The “Bond Equivalent Yield” means a yield calculated in accordance with the following formula and expressed as a percentage:

Bond Equivalent Yield =	D x N	x 100
360 – (D x M)

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the interest period for which interest is being calculated.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be less than 0% per annum or higher than the maximum rate permitted by New York law, as such maximum rate may be modified by United States Federal law of general application.

At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as of the next Interest Reset Date.

Unless otherwise indicated on the face hereof, interest payments on this Note shall be the amount of interest accrued from, and including, the Interest Accrual Date or from, and including the last date to which interest has been paid or duly provided for to, but excluding, the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Accrued interest hereon shall be an amount calculated by multiplying the Principal Amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. The interest factor for each such date shall be computed by dividing the interest rate applicable to such day (i) by 360 if the Base Rate is ICE Swap Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, EONIA, EURIBOR, Federal Funds Rate, Prime Rate or LIBOR (if the Index Currency is not British pounds sterling), (ii) by 365 if the Base Rate is LIBOR and the Index Currency is British pounds sterling, (iii) by the actual number of days in the year if the Base Rate is the Treasury Rate or the CMT Rate or (iv) as otherwise specified on the face hereof. All percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with 0.000005% being rounded up to 0.00001%) and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent, with one-half cent rounded upward. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

The obligations under the Notes constitute unsecured and unsubordinated obligations of the Issuer ranking pari passu among themselves and with all other unsecured and unsubordinated obligations of the Issuer, subject, however, to statutory priorities conferred on certain unsecured and unsubordinated obligations in the event of any Resolution Measures imposed on the Issuer or in the event of the dissolution, liquidation, insolvency or composition of the Issuer, or if other proceedings are opened for the avoidance of the insolvency of, or against, the Issuer; and pursuant to Section 46f(5) of the German Banking Act (Kreditwesengesetz), the obligations under the Securities rank in priority to the Issuer’s obligations under any of its debt instruments (Schuldtitel) within the meaning of Section 46f(6) sentence 1 of the German Banking Act (including the obligations under any such debt instruments that were issued by the Issuer before July 21, 2018 and that are subject to Section 46f(9) of the German Banking Act) or any successor provision.

This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise specified above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless otherwise specified above or unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of such number of units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the “Market Exchange Rate”) on the Business Day immediately preceding the date of issuance. If the Market Exchange Rate is not available for any reason with respect to one or more currencies or currency units for which an exchange rate is required, the Exchange Rate Agent will use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency or currency unit in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. If there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit will be that upon which a non-resident issuer of securities designated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the exchange rate agent, purchase such currency or currency unit in order to make payments in respect of such securities.

If “Office Substitution” is applicable to the Notes as specified on the face hereof, the Issuer may at any time, without the consent of the Holders or the Trustee, to designate another Office of the Issuer as substitute for the Office through which the Issuer has acted to issue the Notes with the same effect as if such substitute Office had been originally named as the Office through which the Issuer had acted to issue the Notes for all purposes under the Senior Indenture and the Notes.  In order to give effect to such substitution, the Issuer shall give notice of such substitution to the Trustee and the Holders of the Notes.  With effect from the substitution date, such substitute Office shall, without any amendment to this Note or entry into any supplemental indenture, assume all of the obligations of the originally-named Office as principal obligor under the Notes. “Office” means the Issuer’s head office or one of the Issuer’s branch offices.

DBTCA has been appointed Registrar for the Notes, and DBTCA will maintain at its office in The City of New York, a register for the registration and transfer of Notes. This Note may be transferred at either the aforesaid New York office of DBTCA by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Authenticating Agent and duly executed by the registered Holder hereof in person or by the Holder’s attorney duly authorized in writing, and thereupon the Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that neither the Trustee nor the Authenticating Agent will be required to (i) register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) register the transfer of or exchange any Note if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said offices for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such registrations, exchanges and transfers of Notes will be free of service charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Authenticating Agent and executed by the registered Holder in person or by the Holder’s attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee and the Authenticating Agent, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, in the case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee, the Authenticating Agent and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

If the face hereof indicates that this Note is subject to “Tax Redemption,” this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a Notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with any accrued interest to the date fixed for redemption, if the Issuer determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the Federal Republic of Germany, the United States, the jurisdiction of residence or incorporation of any successor corporation to the Issuer or the jurisdiction of any issuing branch (each a “Relevant Jurisdiction”), or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Trade Date hereof, the Issuer has or will become obligated to pay Additional Tax Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any Notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and (ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided, that no such Notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Tax Amounts if a payment in respect of this Note were then due.

Notice of redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, which date and the applicable redemption price will be specified in the Notice.

All interest amounts payable in respect of this Note shall be made without deduction or withholding for or on account of any present or future taxes, duties or governmental charges of any nature whatsoever imposed or levied by way of deduction or withholding by or on behalf of the Tax Jurisdiction (“Withholding Taxes”), unless such deduction or withholding is required by law.

“Tax Jurisdiction” means the Federal Republic of Germany or the United States, or any political subdivision or any authority thereof or therein having power to tax.

In the event of such withholding or deduction on payments of interest (but not in respect of the payment of any principal in respect of this Note) and if (but only if) the face hereof indicates that this Note is subject to “Payment of Additional Tax Amounts,” the Issuer shall, to the fullest extent permitted by law, pay such additional tax amounts (“Additional Tax Amounts”) as will be necessary in order that the net amounts received by the Holders, after such withholding or deduction for or on account of any Withholding Taxes imposed upon or as a result of such payment by the Tax Jurisdiction, will equal the respective amounts which would otherwise have been receivable in the absence of such withholding or deduction; except that no such Additional Tax Amounts shall be payable on account of any taxes, duties or governmental charges which:

(a)	are payable by any person acting as custodian bank or collecting agent on the Holder’s or the Beneficial Owner’s behalf, or otherwise in any manner which does not constitute a deduction or withholding by the Issuer from payments of interest made by the Issuer; or

(b)	would not be payable to the extent such deduction or withholding could be avoided or reduced if the Holder or the Beneficial Owner (or any financial institution through which the Holder or the Beneficial Owner holds the Notes or through which payment on the Notes is made) (i) makes a declaration of non-residence or other similar claim for exemption to the relevant tax authority or complies with any reasonable certification, documentation, information or other reporting requirement imposed by the relevant tax authority or (ii) enters into or complies with any applicable certification, identification, information, documentation, registration, or other reporting requirement or agreement concerning accounts maintained by you or the beneficial owner (or such financial institution) or concerning the Holder’s or the Beneficial Owner’s (or financial institution’s) ownership or concerning the Holder’s or the Beneficial Owner’s (or such financial institution’s) nationality, residence, identity or connection with the jurisdiction imposing such tax; or

(c)	are payable by reason of the Holder’s or the Beneficial Owner’s having, or having had, some personal or business connection with the Federal Republic of Germany and not merely by reason of the fact that payments in respect of the Notes are, or for purposes of taxation are deemed to be, derived from sources in, or are secured in, the Federal Republic of Germany; or

(d)	are presented for payment more than 30 days after the Relevant Date (as defined below) except to the extent that the Holder or the Beneficial Owner would have been entitled to Additional Tax Amounts on presenting the same for payment on the last day of the period of 30 days assuming that day to have been a Business Day; or

(e)	are deducted or withheld by a paying agent from a payment if the payment could have been made by another paying agent without such deduction or withholding; or

(f)	would not be payable if the Notes had been kept in safe custody with, and the payments had been collected by, a banking institution; or

(g)	are payable by reason of a change in law or practice that becomes effective more than 30 days after the relevant payment of interest becomes due, or is duly provided for and notice thereof is given in accordance with the Section 12.02 of the Senior Indenture, whichever occurs later.

No Additional Tax Amounts or any other amounts shall be payable on account of any such withholding or deduction in respect of payments of principal.

“Relevant Date” means the date on which the payment first becomes due but, if the full amount payable has not been received by the paying agent on or before the due date, it means the date on which, the full amount having been so received.

Moreover, all amounts payable in respect of this Note shall be made subject to compliance with Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986 (the “Code”), or any regulations or other official guidance promulgated thereunder, official interpretations thereof, or any applicable agreement entered into in connection therewith (including any agreement, law, regulation, or other official guidance implementing such agreement) and any applicable agreement described in Section 1471(b) of the Code. The Issuer shall have no obligation to pay Additional Tax Amounts or otherwise indemnify a Holder or Beneficial Owner in connection with any such compliance with the Code.

The terms and conditions set forth in the following paragraphs (a) – (k) shall apply to this Note, and by acquiring this Note, the Holder and each Beneficial Owner of this Note shall be bound by and shall be deemed to consent to the imposition of any Resolution Measure by the competent resolution authority.

(a)	Under the relevant resolution laws and regulations as applicable to the Issuer from time to time, this Note may be subject to the powers exercised by the competent resolution authority to:

(i)	write down, including write down to zero, the claims for payment of the principal amount, the interest amount, if any, or any other amount or, if applicable, claims for delivery of any property in respect of this Note;

(ii)	convert this Note into ordinary shares of (i) the Issuer or (ii) any group entity or (iii) any bridge bank or other instruments of ownership of such entities qualifying as common equity tier one capital (and issue or confer on the Holder (including each Beneficial Owner) such ordinary shares or instruments); and/or

(iii)	apply any other resolution measure, including, but not limited to, (A) any transfer of this Note to another entity, (B) the amendment, modification or variation of the terms and conditions of this Note or (C) the cancellation of this Note;

(each, a “Resolution Measure”).

For the avoidance of doubt, any non-payment or non-delivery by the Issuer arising out of any such Resolution Measure will not constitute a failure by the Issuer under the terms of this Note or the Senior Indenture to make a payment of principal of, interest on, or other amounts owing under this Note. If this Note provides for delivery of any property, any reference in the Senior Indenture and in this Note to payment by the Issuer under this Note shall be deemed to include the delivery of such property.

(b)	By its acquisition of this Note, the Holder and each Beneficial Owner of this Note shall be deemed irrevocably to have agreed:

(i)	to be bound by, to acknowledge and to accept any Resolution Measure and any amendment, modification or variation of the terms and conditions of this Note to give effect to any Resolution Measure;

(ii)	that it will have no claim or other right against the Issuer arising out of any Resolution Measure; and

(iii)	that the imposition of any Resolution Measure will not constitute a default or an Event of Default (A) under this Note, (B) under the Senior Indenture or (C) for the purpose of, but only to the fullest extent permitted by, the Trust Indenture Act of 1939 (including, without limitation, Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act of 1939).

(c)	The terms and conditions of this Note shall continue to apply in relation to the residual principal amount of, or outstanding amount payable in respect of, this Note, subject to any modification of the amount of interest payable, if any, to reflect the reduction of the principal amount, and any further modification of the terms that the competent resolution authority may decide in accordance with applicable laws and regulations relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in the Federal Republic of Germany.

(d)	No repayment of any then-current principal amount of this Note or payment of interest or any other amount thereon (to the extent of the portion thereof affected by the imposition of a Resolution Measure) shall become due and payable after the imposition of any Resolution Measure by the competent resolution authority, unless such repayment or payment would be permitted to be made by the Issuer under the laws and regulations of the Federal Republic of Germany then applicable to the Issuer.

(e)	By its acquisition of this Note, the Holder and each Beneficial Owner of this Note waives, to the fullest extent permitted by the Trust Indenture Act of 1939 and applicable law, any and all claims against the Trustee or the Agents for, agrees not to initiate a suit against the Trustee or the Agents in respect of, and agrees that the

Trustee and the Agents shall not be liable for, any action that the Trustee or the Agents take, or abstain from taking, in either case in accordance with the imposition of a Resolution Measure by the competent resolution authority with respect to this Note.

(f)	Upon the imposition of a Resolution Measure by the competent resolution authority with respect to this Note, the Issuer shall provide a written notice directly to the Holder in accordance with Section 11.04 of the Senior Indenture as soon as practicable regarding such imposition of a Resolution Measure by the competent resolution authority for purposes of notifying the Holder of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee and the Agents for information purposes, and the Trustee and the Agents shall be entitled to rely, and will not be liable for relying, on the competent resolution authority and the Resolution Measure identified in such notice. Any delay or failure by the Issuer to give notice shall not affect the validity or enforceability of any Resolution Measure nor the effects thereof on this Note.

(g)	If this Note is called or being called for redemption by the Issuer or submitted or being submitted by the Holder for repurchase by the Issuer pursuant to the Holder’s option to require the Issuer to repurchase this Note, but the competent resolution authority has imposed a Resolution Measure with respect to this Note prior to the payment of the redemption or repurchase amount, the relevant redemption or repurchase notice, if any, shall be automatically rescinded and shall be of no force and effect, and no payment of the redemption or repurchase amount will be due and payable.

(h)	Upon the imposition of any Resolution Measure by the competent resolution authority, the Trustee shall not be required to take any further directions from the Holders of the Notes under Section 5.09 of the Senior Indenture, which section authorizes Holders of a majority in aggregate principal amount of the Notes at the time Outstanding to direct certain actions relating to the Notes, and if any such direction was previously given under Section 5.09 of the Senior Indenture to the Trustee by the Holders, it shall automatically cease to be effective, be null and void and have no further effect. The Senior Indenture shall impose no duties, obligations or liabilities upon the Trustee or the Agents whatsoever with respect to the imposition of any Resolution Measure by the competent resolution authority. The Trustee and the Agents shall be fully protected in acting or refraining from acting in accordance with a Resolution Measure. Notwithstanding the foregoing, if, following completion of the imposition of a Resolution Measure by the competent resolution authority, this Note remains outstanding, then the Trustee’s and each Agent’s duties under the Senior Indenture shall remain applicable with respect to this Note following such completion to the extent that the Issuer, the Trustee and the Agents agree pursuant to a supplemental indenture, unless the Issuer, the Trustee and the Agents agree that a supplemental indenture is not necessary.

(i)	By the acquisition of this Note, the Holder and each Beneficial Owner of this Note shall be deemed irrevocably to have (i) consented to the imposition of any Resolution Measure as it may be imposed without any prior notice by the competent resolution authority of its decision to exercise such power with respect to this Note, (ii) authorized, directed and requested the Depositary and any direct participant in the Depositary or other intermediary through which it holds this Note to take any and all necessary action, if required, to implement the imposition of any Resolution Measure with respect to this Note as it may be imposed, without any further action or direction on the part of the Holder of this Note, the Trustee or the Agents and (iii) acknowledged and accepted that the provisions contained in Article 4 of the Third Supplemental Senior Indenture are exhaustive on the matters described in Article 4 of the Third Supplemental Senior Indenture to the exclusion of any other agreements, arrangements or understandings between it and the Issuer relating to the terms and conditions of this Note.

(j)	If the competent resolution authority imposes a Resolution Measure with respect to less than the total outstanding principal amount of the Notes, unless the Trustee or the Agents are otherwise instructed by the Issuer or the competent resolution authority, any cancellation, write-off or conversion into equity made in respect of the Notes pursuant to the Resolution Measure will be made on a substantially pro rata basis among the Notes of any series.

(k)	The Issuer’s obligations to indemnify the Trustee and the Agents in accordance with Sections 6.02 and 6.06 of the Senior Indenture shall survive the imposition of a Resolution Measure by the competent resolution authority with respect to this Note.

The Senior Indenture provides that (a) if an Event of Default due to the default in payment of principal, premium, if any, or interest on any series of debt securities issued under the Senior Indenture, including the series of Senior Global Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture, shall have occurred and be continuing, either the Trustee or the Holders of not less than 33⅓% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the Holders of not less than 33⅓% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal, premium, if any, or interest on such debt securities) by the Holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

The Senior Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the Holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the Holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any Holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the Holders of which is required for any such supplemental indenture. The Issuer and the Trustee may, without the consent of the Holder of this Note, conform the terms of this Note to the description thereof in the prospectus and prospectus supplements relating to the offering and sale of this Note.

Except as set forth below, if the principal of, premium, if any, or interest on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the Holder of this Note by making such payments in U.S. dollars (the “Substitute Currency”). The Substitute Currency will become the currency of payment on each payment date occurring after the last date on which the Specified Currency was available (the “Conversion Date”) but such Specified Currency will, at the Issuer’s election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the change of currency no longer prevail, in each case, as determined in good faith by the Issuer. The Substitute Currency amount to be paid by the Issuer to the Paying Agent and by the Paying Agent to the Holder of this Note with respect to such payment date will be the Currency Equivalent or Currency Unit Equivalent (each as defined below) of the Specified Currency as determined by the Exchange Rate Agent (as defined below), which such determination will be delivered in writing to the Paying Agent not later than the fifth Business Day prior to the applicable payment date, as of the Conversion Date, or, if later, the date most recently preceding the payment date in question on which such determination is possible of performance, but not more than 15 Business Days before such payment date. Such Conversion Date or date preceding a payment date is referred to as the “Substitute Currency Valuation Date.” Any payment in a Substitute Currency under the circumstances described above will not constitute an Event of Default under this Note.

The “Currency Equivalent” will be determined by the Exchange Rate Agent as of each Substitute Currency Valuation Date and will be obtained by converting the Specified Currency (unless the Specified Currency is a currency unit) into the Substitute Currency at the Market Exchange Rate on the Substitute Currency Valuation Date.

The “Currency Unit Equivalent” will be determined by the Exchange Rate Agent as of each Substitute Currency Valuation Date and will be the sum obtained by adding together the results obtained by converting the Specified Amount of each initial Component Currency into the Substitute Currency at the Market Exchange Rate on the Substitute Currency Valuation Date for such Component Currency.

The “Component Currency” means any currency which, on the Conversion Date, was a component currency of the relevant currency unit.

The “Specified Amount” of a Component Currency means the number of units (including decimals) which such Component Currency represented in the relevant currency unit, on the Conversion Date or the Substitute Currency Valuation Date or the last date the currency unit was so used, whichever is later. If after such date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency will be divided or multiplied in the same proportion. If after such date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies will be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount will thereafter be a Specified Amount and such single currency will thereafter be a Component Currency. If after such date any Component Currency will be divided into two or more currencies, the Specified Amount of such Component Currency will be replaced by Specified Amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, will be equal to the Specified Amount of such former Component Currency and such amounts will thereafter be Specified Amounts and such currencies will thereafter be Component Currencies.

The “Exchange Rate Agent” shall be Deutsche Bank AG, London Branch, unless otherwise indicated on the face hereof.

All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity’s sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note and coupons.

So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest, if any, on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of this Note. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive.

With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the Holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

Subject to the imposition of a Resolution Measure, no provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the amount of cash, or other property, as determined in accordance with the provisions set forth on the face of this Note due with respect to the principal of, premium, if any, and interest,if any, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Note.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, premium, if any, or the interest, if any, on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, except as may be required by mandatory provisions of law.

As used herein:

(a)	the term “Beneficial Owner” shall mean the beneficial owners of this Note (and any interest therein);

(b)	the term “bridge bank” shall mean a newly chartered German bank that would receive some or all of the Issuer’s assets, liabilities and material contracts, including those attributable to the Issuer’s branches and subsidiaries, in a resolution proceeding.

(c)	the term “competent resolution authority” shall mean any authority with the ability to exercise a Resolution Measure;

(d)	the term “group entity” shall mean an entity that is included in the corporate group subject to a Resolution Measure;

(e)	the term “Notices” refers to notices to the Holders of the Notes at each Holder’s address as that address appears in the register for the Notes by first class mail, postage prepaid, and to be given by publication in an authorized newspaper in the English language and of general circulation in the Borough of Manhattan, The City of New York, and London or, if publication in London is not practical, in an English language newspaper with general circulation in Western Europe; provided that notice may be made, at the option of the Issuer, through the customary notice provisions of the clearing system or systems through which beneficial interests in this Note are owned. Such Notices will be deemed to have been given on the date of such publication (or other transmission, as applicable), or if published in such newspapers on different dates, on the date of the first such publication; and

(f)	the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

All other terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common
TEN ENT	–	as tenants by the entireties
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –	Custodian
(Minor)		(Cust)

Under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

_______________

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.

Dated: ___________________

NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at

(Please print or typewrite name and address of the undersigned)

If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid: _______________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _______________.

Dated:
NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

Schedule III

[FORM OF FACE OF DEBT SECURITY]

DEUTSCHE BANK AG

[INSERT BRANCH OFFICE THROUGH WHICH THE SECURITY IS ISSUED, IF APPLICABLE]

SENIOR REGISTERED NOTE

REGISTERED	[PRINCIPAL AMOUNT]
No.	CUSIP:
ISIN:

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

GLOBAL NOTES, SERIES A

Original Issue Date	[ ]

Aggregate Face Amount	The aggregate amount specified above on the face of this Security

Resolution Measures Provisions	This Security will be subject to the Resolution Measures provisions provided in the Senior Indenture and on the reverse hereof

Office Substitution	[Applicable]

Other Provisions	See below

Reference is hereby made to the terms and conditions of the Securities set forth in (i) the Pricing Supplement related to the Securities, dated_________, 20__ (the “Pricing Supplement”), (ii) the section of the Product Supplement __, dated _________, 20__ (the “Product Supplement”), entitled “Description of Securities,” (iii) the section of the Prospectus Supplement, dated July [ ], 2018 (the “Prospectus Supplement”), entitled “Description of Notes” and (iv) the section of the Prospectus, dated July [ ], 2018 (the “Prospectus”), entitled “Resolution Measures” (such operative terms and conditions of the Securities set forth in the Pricing Supplement and such sections of the Product Supplement, Prospectus Supplement and Prospectus, the “Incorporated Terms and Conditions”). The Incorporated Terms and Conditions are hereby incorporated by reference into this Security and are binding upon the parties hereto.

Deutsche Bank Aktiengesellschaft, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany, if so specified, acting through the office specified on the front page of this Security, (together with its successors and assigns, the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assignees, the amounts due, if any, with respect to the Aggregate Face Amount of the Securities specified above, whether in cash, securities or other property, together with any accrued but unpaid interest thereon, in each case as specified in the Incorporated Terms and Conditions, on the date or dates specified in the Incorporated Terms and Conditions.

Notwithstanding anything to the contrary herein or in the Senior Indenture, if the Issuer or another withholding agent deducts and withholds from any amount payable on, or in respect of, this Security, the amounts so deducted or

2

withheld shall be treated as having been paid to the Holder of this Security. The Issuer will not pay any additional amounts on account of any deduction or withholding.

This Security will not be subject to the defeasance provisions contained in Article 10 of the Senior Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, acting on behalf of the Trustee, referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

3

IN WITNESS WHEREOF, the Issuer has caused this Security to be duly executed on the Original Issue Date.

DEUTSCHE BANK AG [INSERT BRANCH OFFICE THROUGH WHICH THE SECURITY IS ISSUED, IF APPLICABLE]
By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This Security is one of the Securities referred
to in the within-mentioned Senior Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY
on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, as Authenticating Agent

By:
Authorized Officer

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[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of Global Notes, Series A of the Issuer (the “Securities”). The Securities are issuable under a Senior Indenture, dated as of November 22, 2006, among the Issuer, Delaware Trust Company, as the successor trustee to Law Debenture Trust Company of New York (the “Trustee,” which term includes any successor trustee under the Senior Indenture), and Deutsche Bank Trust Company Americas (“DBTCA”), as issuing agent, paying agent, authenticating agent and registrar (as supplemented by the First Supplemental Senior Indenture dated as of March 7, 2014, the Second Supplemental Senior Indenture dated as of January 1, 2015, the Third Supplemental Senior Indenture dated as of January 1, 2016, the Fourth Supplemental Senior Indenture dated as of March 15, 2016 and the Fifth Supplemental Senior Indenture dated as of July 21, 2018 and as may be further amended or supplemented from time to time, the “Senior Indenture”), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The Issuer has appointed DBTCA acting through its principal corporate trust office in the Borough of Manhattan, The City of New York, as its paying agent (the “Paying Agent,” which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Securities. The Issuer has appointed DBTCA as the authenticating agent (the “Authenticating Agent,” which term includes any additional or successor Authenticating Agent appointed by the Issuer) to act on behalf of the Trustee to authenticate the Notes. The terms of individual Securities may vary with respect to coupon rates, coupon rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

Unless otherwise indicated on the face hereof, this Security will not be subject to any sinking fund and, unless otherwise indicated on the face hereof in accordance with the provisions of the following three paragraphs and except as set forth below, will not be redeemable or subject to repayment at the option of the Holder prior to maturity.

The obligations under the Securities constitute unsecured and unsubordinated obligations of the Issuer ranking pari passu among themselves and with all other unsecured and unsubordinated obligations of the Issuer, subject, however, to statutory priorities conferred on certain unsecured and unsubordinated obligations in the event of any Resolution Measures imposed on the Issuer or in the event of the dissolution, liquidation, insolvency or composition of the Issuer, or if other proceedings are opened for the avoidance of the insolvency of, or against, the Issuer; and pursuant to Section 46f(5) of the German

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Banking Act (Kreditwesengesetz), the obligations under the Securities rank in priority to the Issuer’s obligations under any of its debt instruments (Schuldtitel) within the meaning of Section 46f(6) sentence 1 of the German Banking Act (including the obligations under any such debt instruments that were issued by the Issuer before July 21, 2018 and that are subject to Section 46f(9) of the German Banking Act) or any successor provision.

This Security, and any Security or Securities issued upon transfer or exchange hereof, is issuable only in fully registered form and is issuable only in the minimum denominations set forth in the Incorporated Terms and Conditions.

If “Office Substitution” is applicable to the Securities as specified on the face hereof, the Issuer may at any time, without the consent of the Holders or the Trustee, to designate another Office of the Issuer as substitute for the Office through which the Issuer has acted to issue the Securities with the same effect as if such substitute Office had been originally named as the Office through which the Issuer had acted to issue the Securities for all purposes under the Senior Indenture and the Securities.  In order to give effect to such substitution, the Issuer shall give notice of such substitution to the Trustee and the Holders of the Securities.  With effect from the substitution date, such substitute Office shall, without any amendment to this Security or entry into any supplemental indenture, assume all of the obligations of the originally-named Office as principal obligor under the Securities. “Office” means the Issuer’s head office or one of the Issuer’s branch offices.

DBTCA has been appointed registrar for the Securities, and DBTCA will maintain at its office in The City of New York, a register for the registration and transfer of Securities. This Security may be transferred at either the aforesaid New York office of DBTCA by surrendering this Security for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Authenticating Agent and duly executed by the registered Holder hereof in person or by the Holder’s attorney duly authorized in writing, and thereupon the Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Security or Securities having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that neither the Trustee nor the Authenticating Agent will be required to (i) register the transfer of or exchange any Security that has been called for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part, (ii) register the transfer of or exchange any Security if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Security in whole or in part, except the portion of such Security not required to be repurchased, or (iii) register the transfer of or exchange Securities to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Securities. Securities are

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exchangeable at said offices for other Securities of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such registrations, exchanges and transfers of Securities will be free of service charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Securities surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Authenticating Agent and executed by the registered Holder in person or by the Holder’s attorney duly authorized in writing. The date of registration of any Security delivered upon any exchange or transfer of Securities shall be such that no gain or loss of coupons results from such exchange or transfer.

In case this Security shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Security or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee and the Authenticating Agent, the Issuer in its discretion may execute a new Security of like tenor in exchange for this Security, but, in the case of any destroyed or lost or stolen Security, only upon receipt of evidence satisfactory to the Trustee, the Authenticating Agent and the Issuer that this Security was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security shall be borne by the owner of the Security mutilated, defaced, destroyed, lost or stolen.

The Senior Indenture provides that (a) if an Event of Default due to the default in payment of principal, premium, if any, or interest or coupons, if any, on any series of debt securities issued under the Senior Indenture, including the series of Senior Global Notes of which this Security forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture, shall have occurred and be continuing, either the Trustee or the Holders of not less than 33⅓% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest or coupons accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Security, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the Holders of not less than 33⅓% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture voting as one class, by notice in writing to the Issuer

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and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest or coupons accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal, premium, if any, or interest or coupons, if any, on such debt securities) by the Holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

The Senior Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the Holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the Holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or coupons thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any Holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the Holders of which is required for any such supplemental indenture. The Issuer and the Trustee may, without the consent of the Holder of this Security, conform the terms of this Security to the description thereof in the prospectus and prospectus supplements relating to the offering and sale of this Security.

So long as this Security shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and coupons, if any, on this Security as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of this Security. If this Security is listed on the London Stock Exchange plc and such exchange so requires, the Issuer shall maintain a Paying Agent in London. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive. The Issuer may designate other agencies for the payment of said principal, premium and coupons at such place or places outside the United States (subject to applicable laws and regulations) as the Issuer

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may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or coupons or premium, if any, on any Securities that remain unclaimed at the end of two years after such principal, coupons or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the Holders of such Securities that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or coupons or premium, if any, on this Security as the same shall become due.

No provision of this Security or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the amount of cash, securities or other property, as determined in accordance with the provisions set forth on the face of this Security due with respect to the principal of, premium, if any, and coupons, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Security.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, premium, if any, or the interest or coupons, if any, on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, except as may be required by mandatory provisions of law.

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As used herein, the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

All other terms used in this Security which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

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